Exhibit 13.1

Certification by the Principal Executive Officer pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of this Amendment No. 1 to the Annual Report of DBV Technologies S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pierre-Henri Benhamou, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2018

/s/ Pierre-Henri Benhamou
Name:	Pierre-Henri Benhamou
Title:	Chief Executive Officer (Principal Executive Officer)